UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-22965_

Value Line Funds Investment Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

Item I.  Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/16 is included with this Form.

Semi-Annual Report
June 30, 2016

Worthington Value Line Dynamic Opportunity Fund
(A Series of Value Line Funds Investment Trust)
Investor Class (WVLEX)
Institutional Class (WVLDX)

Distributed by EULAV Securities LLC
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
#00171531

CEO Letter (unaudited)

Dear Shareholders:
We are pleased to present you with this semi-annual report for the Worthington Value Line Dynamic Opportunity Fund (the “Fund”), a series of the Value Line Funds Investment Trust, for the six-month period ended June 30, 2016.
While the Fund posted solid absolute gains, it underperformed its benchmark index, the First Trust Equity Closed-End Fund Total Return Index1, for the semi-annual period. Still, it is worth noting that the Fund outpaced the category average return of its peers for the one-year period ended June 30, 2016 (allocation 50% to 70% equity category), as measured by Morningstar.2
On June 16, 2016, the Trustees of Value Line Funds Investment Trust approved the liquidation and subsequent termination of the Fund. In anticipation of the liquidation, no new shareholders were eligible to invest in the Fund as of that date. The liquidation is expected to be effective on or about July 29, 2016.
On the following pages, the Fund’s portfolio manager discusses the Fund’s management during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the economy and the equity closed-end fund market during the six months ended June 30, 2016, especially given the newsworthy events of the semi-annual period.
Economic Review
U.S. Gross Domestic Product (GDP) rose 1.1% for the first quarter of 2016, which was higher than had been widely anticipated. Improved performance in business investment more than made up for what had been disappointing consumer spending. The U.S. economy also showed signs of increased momentum for the second quarter of 2016, with consumer spending leading the improved indicators. Retail sales and home sales rose in both May and June 2016, offsetting slowing jobs growth and business spending.
Throughout the semi-annual period, investors kept a keen focus on the Federal Reserve (the Fed) for clues as to when it would resume its increases in short-term interest rates. While a mid-2016 interest rate increase had been seen as likely, the Fed reverted to the dovish stance it had maintained through much of the semi-annual period after a disappointing jobs report for May 2016. (Dovish tends to suggest lower interest rates.) The global uncertainty that heightened in the days following the U.K.’s vote to leave the European Union, in what was popularly termed the Brexit referendum, further dampened the likelihood of an imminent interest rate hike. Additionally, U.S. inflation continued to fall short of the Fed’s target, and wage growth remained underwhelming. While there was some modest retracement in energy prices during the semi-annual period, it was not enough to push inflation to the Fed’s 2% threshold. Indeed, the headline Consumer Price Index (CPI) rose just 1.0% year over year before seasonal adjustment as of June 2016, significantly less than the 1.7% average annual increase over the past 10 years. Core inflation, which excludes food and energy, was up 2.3% in June 2016 from a year earlier, above the average annual rate of 1.9% over the past 10 years. Notably, while the food segment of the CPI increased 0.3% during the 12 months ended June 30, 2016, the energy segment of the CPI, despite rising in the spring months of 2016, declined 9.4% over the same 12-month span.
All told, the U.S. economy continued to be the world’s largest and seemingly the most robust. While U.S. interest rates remained low, several countries, including Japan and Germany, faced a challenging environment of negative interest rates. This disparity in rates fostered a strong appetite for U.S. bonds, especially U.S. Treasuries and government agency securities, which rallied given their relatively more attractive rates and widely perceived safe haven status. The specter of the Brexit vote hanging over the markets followed by its unexpected “leave” vote provided additional luster to the U.S. Treasury market. In turn, the 30-year U.S. Treasury bond was pushed to total returns in excess of 15% for the semi-annual period ended June 30, 2016.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index2, gained 3.84% during the six months ended June 30, 2016. Within the U.S. equity market, value stocks outperformed growth stocks across the capitalization spectrum. Small- and mid-cap stocks outperformed large-cap stocks among the S&P indices, while small-cap stocks lagged large-cap and mid-cap stocks as measured by the Russell Investments indices.
In the S&P 500® Index, the best performing sectors were telecommunication services, utilities, energy and consumer staples, each of which posted double-digit gains. The weakest performing sectors in the S&P 500® Index during the semi-annual period were financials and information technology, the only two to post negative absolute returns. Consumer discretionary and health care were also weak but generated modestly positive returns during the semi-annual period.
Outside of the U.S., performance of equity markets varied, with emerging markets equities overall significantly outperforming developed markets equities. Among emerging markets, Latin America led performance, followed by the Europe, Middle East and Africa (EMEA) region. The Emerging Asia region lagged among emerging markets. Performance of emerging markets equities overall was driven primarily by appreciation in commodity prices, including oil and natural gas, which gained in excess of 30% and 25%, respectively, during the semi-annual period. Following the June 23 vote, the outcome of the Brexit referendum came

3

CEO Letter (unaudited) (continued)

largely as a surprise and negatively impacted equity markets globally. The U.S. dollar, after weakening for the much of the semi-annual period, strengthened again. Companies doing business outside the U.S. began to assess the likelihood of currency headwinds persisting rather than easing. However, in the last days of June, markets rebounded owing to improving risk sentiment as markets digested the Brexit vote outcome.
*   *   *
We are pleased that you have included the Worthington Funds as a component of your diversified portfolios, and we appreciate the confidence you placed in Worthington.
Best Regards,
Steven W. Sansom
Founder and Chief Executive Officer
Worthington Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of the Worthington Value Line Dynamic Oppportunity Fund’s prospectus can be obtained free of charge by calling 855.400.5941.
The Worthington Value Line Dynamic Opportunity Fund is distributed by EULAV Securities LLC.
The Worthington Value Line Dynamic Opportunity Fund primarily invests in a diversified basket of U.S. closed-end funds, preferred stocks and ETFs, and therefore is subject to the risks associated with closed-end funds, preferred stocks and ETFs. These risks include general market risk and depending on their investment policies and the types of securities in which the funds invest, may also be subject to issuer, credit, interest rate, prepayment, inflation, liquidity, political, currency, reinvestment, sector concentration, foreign securities and leverage risk.
Value Line, Value Line Logo, Timeliness, Safety are trademarks or registered trademarks of Value Line Inc. and/or its affiliates in the United States and other countries. Used by permission.

The First Trust Equity Closed-End Fund Total Return Price Index is a capitalization weighted index designed to provide a broad representation of the equity based closed-end fund universe. The equity based closed-end fund market is comprised of the following sectors: U.S. global, international, country, emerging market, commodities, preferreds, REITs, covered calls, sector specific, tax advantaged, MLP, and hybrid funds. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

WORTHINGTON VALUE LINE DYNAMIC
OPPORTUNITY FUND INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is capital appreciation and current income. The Fund obtains exposure to the equity and fixed income asset classes primarily by investing in a diversified basket of closed-end funds, which EULAV Asset Management (the “Adviser”) believes offer opportunities for growth, current income or both. The Fund seeks to achieve its investment objectives by following an asset allocation strategy that periodically shifts the assets of the Fund among three different broad asset classes — equity securities, fixed income securities, and cash — based on Worthington Capital Management (the “Manager’s”) and the Adviser’s views on the market. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. Because the Fund invests primarily in closed-end funds, the Fund is similar in nature to a fund of funds. The Adviser actively manages the Fund’s portfolio first by determining the allocation of the Fund’s assets among equity securities, fixed income securities and cash as asset classes based upon the Manager’s and the Adviser’s view of the relative attractiveness and outlook of each asset class, and subsequently by investing the Fund’s assets among underlying closed-end funds in the equity and fixed income asset classes pursuant to the proprietary models discussed below and research and analysis of the market and the investment merit of the underlying closed-end funds themselves. The Fund allocates its investments between closed-end funds that primarily invest in equity securities and closed-end funds that primarily invest in fixed income (such as debt) securities.
Manager Discussion of Fund Performance
Below, Worthington Value Line Dynamic Opportunity Fund portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2016 (the “reporting period”).
How did the Fund perform during the reporting period?
The Fund generated a total return of 6.44% during the six months ended June 30, 2016. This compares to the 9.57% return of the Fund’s benchmark, the First Trust Equity Closed-End Fund Total Return Index (the “First Trust Index”), during the same period.
On average, during the reporting period, the Fund’s weighted average discount to net asset value (“NAV”) was 9.5%, and its annualized distribution yield was 6.5% (based on second quarter 2016 distributions). This compares to the First Trust Index’s average discount to NAV of 7.5% and average distribution yield of 9.3% during the same period. At the end of June 2016, the Fund’s weighted average discount to NAV was 9.1%, and the First Trust Index’s average discount to NAV was 6.4%.
What were the most significant economic and market forces that influenced the closed-end fund market during the semi-annual period?
The six-month period ended June 30, 2016 was characterized by strong appreciation in commodity prices, including gold, silver, oil and gas. This greatly influenced performance of closed-end funds. Stable or possibly lower interest rates in light of the Brexit referendum outcome attracted investors to interest rate-sensitive markets, such as fixed income, real estate and utilities, as well as to closed-end funds overall. Commodity, fixed income and mixed allocation closed-end funds as a whole outperformed equity closed-end funds. Within the First Trust Index, commodity closed-end funds led performance, appreciating 35.5%, followed by fixed income closed-end funds, up 12.7%; mixed allocation closed-end funds, up 10.8%; and equity closed-end funds, up 7.8% during the semi-annual period. Non-equity closed-end funds accounted for more than 40% of the First Trust Index’s return, even as they represented less than 30% of the First Trust Index.
As measured by the First Trust Taxable Fixed Income Closed-End Fund Total Return Index and the First Trust Municipal Closed-End Fund Total Return Index, municipal fixed income closed-end funds modestly outperformed taxable fixed income closed-end funds. Among municipal fixed income closed-end funds, national long duration closed-end funds were the top performers. Taxable fixed income closed-end funds were led by global, long-term bond, preferred, multisector bond and emerging market bond closed-end funds, each posting a double-digit gain during the semi-annual period. Bank loans and convertible closed-end funds lagged the return of the First Trust Taxable Fixed Income Closed-End Fund Total Return Index, although each appreciated with high single-digit returns.
Equity closed-end funds were led by natural resources, energy, utilities, energy master limited partnerships (MLPs) and real estate equity closed-end funds during the semi-annual period. Relative to the sector/industry performance of the S&P 500® Index, some of the top performing equity closed-end fund categories appreciated in excess of their underlying holdings. For example, energy and real estate stocks within the S&P 500® Index were up approximately 16% and 11%, respectively, while price returns of equity energy closed-end funds and real estate closed-end funds within the First Trust Index were up approximately 23% and 17%, respectively, and their discounts to net asset values narrowed. Conversely, negative returns came from health care closed-end funds, which were dragged down mainly by poor performance of biotechnology stocks, as investors shifted away from growth stocks. As discussed in this report’s Equity Market Review, growth stocks were less favored during the semi-annual period, which also negatively affected technology closed-end funds. Closed-end funds with prevailing exposures to banks and asset managers also posted negative returns reflective of their underlying holdings. China region and Japan stock closed-end fund categories were among the worst performing equity closed-end funds.
What key factors were responsible for the Fund’s performance during the reporting period?
While the Fund posted solid absolute gains, its underperformance of the First Trust Index can be attributed primarily to select sector allocation decisions. Allocations to equity exchange-traded funds (ETFs), including a financial ETF and a health care ETF,

WORTHINGTON VALUE LINE DYNAMIC
OPPORTUNITY FUND INC.  (continued)

hurt the Fund’s performance during the reporting period. Having a position in cash during a period when the First Trust Index rallied, also detracted from performance. Such detractors were partially offset by selections among equity closed-end funds and fixed income closed-end funds, which contributed positively overall. Within equity closed-end funds, allocations to and selections among natural resources, utilities and global closed-end funds benefited the Fund’s performance most. Overweight allocations to technology and health care closed-end funds and an underweight allocation to energy MLP closed-end funds largely dampened the Fund’s relative performance.
Did the Fund’s proprietary model favor certain types of equity closed-end fund during the reporting period?
The Fund’s proprietary equity model favored energy, utilities, large-cap, global, technology, real estate and natural resources closed-end funds during the reporting period. The Value Line taxable fixed income model favored multisector bond, high yield bond, bank loan and convertibles closed-end funds. The Fund’s proprietary tax-exempt, or municipal, fixed income model favored national long duration and high yield closed-end funds. The Value Line quantitative models rank all closed-end funds according to a number of proprietary factors, including both technical and valuation-driven criteria. Discounts to NAV relative to a closed-end fund’s one-year average discount to NAV play an important role in the models’ quantitative selection process.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions hurt the Fund’s performance relative to the First Trust Index during the reporting period. We made qualitative decisions to allocate to equity ETFs, including financial and health care ETFs, which hurt performance.
Which equity market sectors most significantly affected Fund performance when looking at the underlying closed-end funds?
Via underlying closed-end funds, positioning in materials and industrials contributed positively to the Fund’s relative performance. Both allocation and selection decisions within these sectors proved beneficial. Relative to underlying equity holdings of the First Trust Index, the Fund’s underlying equity holdings were overweight the materials sector and underweight the industrials sector. Detracting from relative results was positioning in the health care, energy, financials, information technology and utilities sectors, via underlying closed-end funds.
Which underlying funds contributed most to the Fund’s relative results?
The closed-end funds that made the most positive contribution to the Fund’s return during the semi-annual period were positions in GAMCO Global Gold, Natural Resource & Income Trust, BlackRock Utility and Infrastructure Trust and Neuberger Berman MLP Income Fund.
Which underlying funds detracted significantly from the Fund’s performance during the reporting period?
The closed-end funds that detracted most from the Fund’s performance during the semi-annual period were positions in iShares NASDAQ Biotechnology ETF, Tortoise MLP Fund and iShares U.S. Financial Services ETF.
Did the Fund invest in other investments, other than closed-end funds, during the reporting period?
Yes, during the reporting period, the Fund invested in equity ETFs.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales?
The Fund did not make any significant purchases or sales during the semi-annual period. Due to the quantitative model-based approach we use, however, the Fund will tend to have a high turnover of positions.
Were there any notable changes in the Fund’s weightings during the six-month period?
Within the equity closed-end fund portion of the Fund, we increased the Fund’s exposure to the energy sector and decreased its weighting in the financial services sector during the semi-annual period. From a regional perspective, we increased the Fund’s allocation to developed markets and decreased its allocation to emerging markets, via underlying closed-end funds.
How was the Fund positioned relative to its benchmark index at the end of June 2016?
As of June 30, 2016, the Fund owned 32 equity closed-end funds; 33 fixed income closed-end funds, including seven tax-exempt fixed income, or municipal bond, closed-end funds; and one equity ETF. Each holding was individually weighted within a range of 0.7% to 2.4% of total net assets. This compares to the First Trust Index, which owned 169 closed-end funds with weightings within a range of 0.1% to 3.8% of total net assets.

Worthington Value Line Dynamic Opportunity Fund
Portfolio Highlights at June 30, 2016 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
BlackRock Enhanced Equity Dividend Trust	8,200	$64,616	2.5%
Nuveen Dow 30sm Dynamic Overwrite Fund	4,300	62,479	2.4%
Tekla Healthcare Opportunities Fund	3,700	61,531	2.3%
Gabelli Dividend & Income Trust (The)	3,200	61,216	2.3%
General American Investors Co., Inc.	1,950	60,099	2.3%
Gabelli Equity Trust, Inc.	10,700	58,743	2.2%
Liberty All Star Equity Fund	11,700	58,734	2.2%
Eaton Vance Risk-Managed Diversified Equity Income Fund	6,000	58,620	2.2%
Blackrock Science & Technology Trust	3,550	58,575	2.2%
Nuveen NASDAQ 100 Dynamic Overwrite Fund	3,100	55,366	2.1%
Asset Class Allocation* – Percentage of Net Assets
*
Asset class allocation is prepared by the Adviser using public information most readily available and is an estimate based on such information.

Worthington Value Line Dynamic Opportunity Fund
Portfolio Highlights at June 30, 2016 (unaudited) (continued)

Closed-End Funds Category Weightings (As of 6/30/2016) (Unaudited)

Large Blend
11.8%
Energy Limited Partnership
8.8%
Muni National Long
7.7%
Large Value
7.1%
Multisector Bonds
6.6%
Health
6.5%
Utilities
5.5%
World Stocks
5.3%
Bank Loan
5.1%
Technology
4.9%
High Yield Bonds
4.6%
Emerging Markets Bonds
3.2%
Preferred Stocks
3.2%
Global Real Estate
3.1%
Large Growth
2.5%
Corporate Bonds
2.2%
World Allocation
2.2%
Intermediate-Term Bonds
1.9%
Real Estate
1.8%
Foreign Large Blend
1.7%
Equity Energy
1.6%
Natural Resources
1.6%
Convertibles
1.1%

Worthington Value Line Dynamic Opportunity Fund
Schedule of Investments (unaudited)

Shares		Value
CLOSED-END FUNDS (86.9%)
	BANK LOAN — 4.5%
1,700	Eaton Vance Floating-Rate Income Trust	$22,831
2,100	Invesco Dynamic Credit Opportunities Fund	23,142
5,800	Invesco Senior Income Trust	24,244
2,300	Pioneer Floating Rate Trust	25,921
4,600	Voya Prime Rate Trust	23,552
		119,690
	CONVERTIBLES — 0.9%
2,500	Calamos Convertible Opportunities and Income Fund	24,575
	CORPORATE BONDS — 2.0%
1,937	BlackRock Core Bond Trust	27,060
1,900	BlackRock Credit Allocation Income Trust	24,738
		51,798
	EMERGING MARKETS BONDS — 2.8%
2,985	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	22,895
3,800	Templeton Global Income Fund	24,168
1,800	Western Asset Emerging Markets Debt Fund, Inc.	27,684
		74,747
	ENERGY LIMITED PARTNERSHIP — 7.8%
4,900	ClearBridge American Energy MLP Fund, Inc.	42,385
3,400	Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.	34,646
3,500	Fiduciary/Claymore MLP Opportunity Fund	48,300
3,700	Goldman Sachs MLP Income Opportunities Fund	34,595
5,400	Neuberger Berman MLP Income Fund, Inc.	45,684
		205,610
	EQUITY ENERGY — 1.5%
2,700	BlackRock Energy and Resources Trust	38,340
	FOREIGN LARGE BLEND — 1.5%
6,750	BlackRock International Growth and Income Trust	38,813
	GLOBAL REAL ESTATE — 2.7%
5,600	Alpine Global Premier Properties Fund	30,744
5,015	CBRE Clarion Global Real Estate Income Fund	41,273
		72,017
	HEALTH — 4.3%
1,080	Tekla Healthcare Investors	25,294
3,700	Tekla Healthcare Opportunities Fund	61,531
1,500	Tekla Life Sciences Investors	25,785
		112,610
	HIGH YIELD BONDS — 4.0%
2,500	BlackRock Corporate High Yield Fund, Inc.	26,100
1,800	BlackRock Limited Duration Income Trust	27,450
3,300	Wells Fargo Income Opportunities Fund	26,070
5,400	Western Asset High Income Opportunity Fund, Inc.	26,460
		106,080
Shares		Value
	INTERMEDIATE-TERM BONDS — 1.7%
3,700	BlackRock Income Trust, Inc.	$24,531
858	Brookfield Total Return Fund, Inc.	19,322
		43,853
	LARGE BLEND — 10.4%
2,700	First Trust Enhanced Equity Income Fund	35,424
10,700	Gabelli Equity Trust, Inc.	58,743
1,950	General American Investors Co., Inc.	60,099
11,700	Liberty All Star Equity Fund	58,734
4,300	Nuveen Dow 30sm Dynamic Overwrite Fund	62,479
		275,479
	LARGE GROWTH — 2.2%
6,000	Eaton Vance Risk-Managed Diversified Equity Income Fund	58,620
	LARGE VALUE — 6.3%
8,200	BlackRock Enhanced Equity Dividend Trust	64,616
4,900	Boulder Growth & Income Fund, Inc.	39,837
3,200	Gabelli Dividend & Income Trust (The)	61,216
		165,669
	MULTISECTOR BONDS — 5.8%
2,224	AllianceBernstein Global High Income Fund, Inc.	27,310
1,900	Eaton Vance , Ltd. Duration Income Fund	25,536
2,398	Franklin, Ltd. Duration Income Trust	27,817
2,872	MFS Charter Income Trust	24,326
3,900	MFS Multimarket Income Trust	23,595
1,300	PIMCO Dynamic Credit Income Fund	24,869
		153,453
	MUNI NATIONAL LONG — 6.9%
1,800	BlackRock Muni Intermediate Duration Fund, Inc.	27,432
1,800	Invesco Quality Municipal Income Trust	24,876
1,500	Nuveen Enhanced Municipal Credit Opportunities Fund	23,880
1,857	Nuveen Premier Municipal Income Fund, Inc.	27,985
1,800	Nuveen Premium Income Municipal Fund 2, Inc.	27,882
1,600	Nuveen Premium Income Municipal Fund, Inc.	24,688
1,800	Putnam Municipal Opportunities Trust	24,084
		180,827
	NATURAL RESOURCES — 1.4%
4,750	BlackRock Resources & Commodities Strategy Trust	36,575
	PREFERRED STOCKS — 2.8%
1,065	First Trust Intermediate Duration Preferred & Income Fund	25,123
1,150	John Hancock Preferred Income Fund III	22,977
2,808	Nuveen Preferred Securities Income Fund	25,974
		74,074
	REAL ESTATE — 1.6%
3,555	Nuveen Real Estate Income Fund	42,660

See Notes to Financial Statements.

Schedule of Investments
(unaudited) (continued)
June 30, 2016

Shares		Value
CLOSED-END FUNDS (86.9%) (continued)
	TECHNOLOGY — 4.3%
3,550	Blackrock Science & Technology Trust	$58,575
3,100	Nuveen NASDAQ 100 Dynamic Overwrite Fund	55,366
		113,941
	UTILITIES — 4.9%
2,200	BlackRock Utility and Infrastructure Trust	44,814
2,100	Cohen & Steers Infrastructure Fund, Inc.	44,982
2,250	Duff & Phelps Global Utility Income Fund, Inc.	38,610
		128,406
	WORLD ALLOCATION — 1.9%
8,500	Wells Fargo Global Dividend Opportunity Fund	50,745
	WORLD STOCKS — 4.7%
4,685	Alpine Total Dynamic Dividend Fund	34,013
3,400	BlackRock Global Opportunities Equity Trust	40,290
7,200	Voya Global Equity Dividend and Premium Opportunity Fund	49,896
		124,199
TOTAL CLOSED-END FUNDS (Cost $2,310,232) (86.9%)		2,292,781
Shares		Value
EXCHANGE-TRADED FUND (1.5%)
	Health — 1.5%
150	iShares Nasdaq Biotechnology ETF	$38,601
TOTAL EXCHANGE TRADED FUND (Cost $44,877) (1.5%)		38,601
SHORT-TERM INVESTMENT (11.6%)
	MONEY MARKET FUND (11.6%)
305,511	State Street Institutional Liquid Reserves Fund	305,511
TOTAL SHORT-TERM INVESTMENTS (Cost $305,511) (11.6%)		305,511
TOTAL INVESTMENT SECURITIES (99.9%) (Cost $2,660,620)		$2,636,893
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)		2,417
NET ASSETS (100%)		$2,639,310
ETF
Exchange Traded Fund.

MLP
Master Limited Partnership.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$2,292,781	$—	$—	$2,292,781
Exchange-Traded Fund	38,601	—	—	38,601
Short-Term Investment	305,511	—	—	305,511
Total Investments in Securities	$2,636,893	$—	$—	$2,636,893
See Notes to Financial Statements.

Statement of Assets and Liabilities
at June 30, 2016 (unaudited)

Assets:
Investment securities, at value (Cost – $2,660,620)	$2,636,893
Cash	588
Interest and dividends receivable	8,229
Receivable from Manager	19,341
Prepaid expenses	21,118
Total Assets	2,686,169
Liabilities:
Payable for capital shares redeemed	25,000
Accrued expenses:
Custody fee payable	12,105
Directors’ fees and expenses	1,266
Tax fee payable	5,838
Other	2,650
Total Liabilities	46,859
Net Assets	$2,639,310
Net assets consist of:
Additional paid-in capital	2,818,456
Undistributed net investment income	62
Accumulated net realized loss on investments	(155,481)
Net unrealized depreciation of investments	(23,727)
Net Assets	$2,639,310
Net Asset Value Per Share
Investor Class
Net Assets	$2,532,183
Shares Outstanding	280,078
Net Asset Value, Offering and Redemption Price per Outstanding Share	$9.04
Institutional Class
Net Assets	$107,127
Shares Outstanding	11,843
Net Asset Value, Offering and Redemption Price per Outstanding Share	$9.05
See Notes to Financial Statements.

Statement of Operations
for the Period Ended June 30, 2016 (unaudited)

Investment Income:
Dividends	$97,762
Interest	228
Total Income	97,990
Expenses:
Advisory fee	12,458
Service and distribution plan fees	2,991
Sub-transfer agent fees	63
Custodian fees	23,535
Auditing and legal fees	7,438
Tax expense	5,910
Printing and postage	6,785
Transfer agent fees	6,809
Directors’ fees and expenses	16
Registration and filing fees	14,736
Insurance	422
Other	1,479
Total Expenses Before Fees Waived and Reimbursed (See Note 4)	82,642
Less: Fees Waived by the Adviser	(6,229)
Less: Fees Waived by the Distributor	(2,991)
Less: Fees Waived and Reimbursed by the Manager	(54,755)
Less: Sub-transfer Agent Fees Waived	(63)
Net Expenses	18,604
Net Investment Income	79,386
Net Realized and Unrealized Loss on:
Net Realized Loss From:
Investments	(58,368)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	138,456
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	80,088
Net Increase in Net Assets from Operations	$159,474
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2016 (unaudited)
and for the Period Ended December 31, 2015

	Six Months Ended June 30, 2016 (unaudited)	February 2, 2015(1) to December 31, 2015
Operations:
Net investment income	$79,386	$52,147
Net realized loss on investments	(58,368)	(97,113)
Change in net unrealized appreciation/(depreciation) on investments	138,456	(162,183)
Net increase/(decrease) in net assets from operations	159,474	(207,149)
Distributions to Shareholders from:
Net investment income
Investor Class	(76,055)	(51,366)
Institutional Class(2)	(3,269)	(2,115)
Return of capital
Investor Class	—	(101,533)
Institutional Class(2)	—	(4,182)
Total distributions	(79,324)	(159,196)
Share Transactions:
Proceeds from sale of shares
Investor Class	148,397	2,945,659
Institutional Class(2)	1,000	100,000
Proceeds from reinvestment of dividends to shareholders
Investor Class	46,995	152,270
Institutional Class(2)	3,269	6,297
Cost of shares redeemed
Investor Class	(158,060)	(320,322)
Net increase in net assets from capital share transactions	41,601	2,883,904
Total increase in net assets	121,751	2,517,559
Net Assets:
Beginning of period	2,517,559	—
End of period	$2,639,310	$2,517,559
Undistributed net investment income included in net assets, at end of period	$62	$—
Capital Share Transactions:
Shares sold
Investor Class	16,799	291,687
Institutional Class(2)	127	10,616
Shares issued to shareholders in reinvestment of dividends
Investor Class	5,378	17,563
Institutional Class(2)	374	726
Shares redeemed
Investor Class	(17,391)	(33,958)
Net increase	5,287	286,634
(1)
Commencement of operations.

(2)
Commenced operations on November 20, 2015.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Investor Class
	Six Months Ended June 30, 2016 (unaudited)	February 2, 2015(1) to December 31, 2015
Net asset value, beginning of period	$8.78	$10.00
Income/(loss) from investment operations:
Net investment income	0.28	0.23
Net gains/(losses) on securities (both realized and unrealized)	0.25	(0.86)
Total from investment operations	0.53	(0.63)
Less distributions:
Dividends from net investment income	(0.27)	(0.20)
Return of capital	—	(0.39)
Total distributions	(0.27)	(0.59)
Net asset value, end of period	$9.04	$8.78
Total return(2)	6.19%	(6.19)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,532	$2,418
Ratio of gross expenses to average net assets(3)(4)	6.15%	6.19%
Ratio of net expenses to average net assets(3)(5)	1.50%	1.50%
Ratio of net investment income to average net assets(3)	6.36%	2.22%
Portfolio turnover rate(2)	41%	133%
(1)
Commencement of operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	Institutional Class
	Six Months Ended June 30, 2016 (unaudited)	November 20, 2015(1) to December 31, 2015
Net asset value, beginning of period	$8.78	$9.41
Income/(loss) from investment operations:
Net investment income	0.11	0.09
Net gains/(losses) on securities (both realized and unrealized)	0.44	(0.13)
Total from investment operations	0.55	(0.04)
Less distributions:
Dividends from net investment income	(0.28)	(0.20)
Return of capital	—	(0.39)
Total distributions	(0.28)	(0.59)
Net asset value, end of period	$9.05	$8.78
Total return(2)	6.44%	(0.31)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$107	$100
Ratio of gross expenses to average net assets(3)(4)	18.28%	190.47%
Ratio of net expenses to average net assets(3)(5)	1.25%	1.25%
Ratio of net investment income to average net assets(3)	6.61%	5.02%
Portfolio turnover rate(2)	41%	133%
(1)
Commencement of Operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies
Worthington Value Line Dynamic Opportunity Fund (“the Fund”), a series of the Value Line Funds Investment Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares. The Fund is managed by Worthington Capital Management (the “Manager”). The Fund’s investment objective is capital appreciation and current income. The Fund obtains exposure to the equity and fixed income asset classes, by primarily investing in a diversified bucket of closed-end funds which the investment adviser, EULAV Asset Management (the “Adviser”), believes offer opportunities for growth, current income or both. The Fund seeks to achieve its investment objectives by following an asset allocation strategy that periodically shifts the assets of the Fund among three different broad asset classes — equity securities, fixed income securities, and cash — based on the Manager’s and the Adviser’s views on the market. The Value Line Funds (the “Value Line Funds”) is a family of 13 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:   Investments in shares of open-end and closed-end mutual funds and Exchange-Traded Funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2016, all of the Fund’s investments were valued based on Level 1 inputs, as detailed in the Schedule of Investments.
It is the Fund’s policy to record transfers into or out of Level 1, Level 2, and Level 3 at the end of the reporting period. There were no transfers into or out of any level during the current period presented. Additionally, the Fund did not hold any Level 3 securities during the period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

June 30, 2016

(D) Dividends and Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Other:   The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.
(G) Class Allocations:   Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except when each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.
(H) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(I) Subsequent Events:   The Board of Trustees of the Fund approved a Plan of Liquidation with respect to Worthington Value Line Dynamic Opportunity Fund. Subject to shareholder approval, pursuant to the Plan of Liquidation, substantially all of the assets of the Fund will be liquidated, known liabilities will be satisfied, the remaining proceeds will be distributed to the shareholders, and all of the issued and outstanding shares will be redeemed (the “Liquidation”). The Liquidation is expected to occur on or about July 29, 2016.
2.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Six Months Ended June 30, 2016 (unaudited)
PURCHASES:
Investment Securities	$985,975
SALES:
Investment Securities	$1,180,911
3.   Income Taxes
At June 30, 2016, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$2,660,620
Gross tax unrealized appreciation	$90,561
Gross tax unrealized depreciation	(114,289)
Net tax unrealized depreciation on investments	$(23,727)
4.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
An advisory fee of  $12,458 was paid or payable to the Adviser and the Manager for the period ended June 30, 2016. The Adviser and Manager are each paid at an annual rate of 0.50% of the Fund’s average daily net assets

Notes to Financial Statements (unaudited) (continued)

attributable to Investor Class shares and Institutional Class shares during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the period ended June 30, 2016, fees amounting to $2,991, before fee waivers, were accrued under the Plan.
The Adviser, the Manager and the Distributor, have agreed to waive a portion of their advisory, management and Rule 12b-1 fees and the Manager has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.50% and 1.25% of the Fund’s average daily net assets attributable to Investor Class shares and Institutional Class shares, respectively (the “Expense Limitation”). The Adviser, the Manager and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2017 only with the agreement of the Board of Trustees of the Trust. For the period ended June 30, 2016, the Adviser and Distributor waived fees in the amounts of  $6,229 and $2,991, respectively. The Manager waived $6,229 and reimbursed expenses of  $48,526.
As of June 30, 2016, the Adviser, Distributor and Manager may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Expiration	Fees Waived and Reimbursed by the Adviser	Fees Waived and Reimbursed by the Distributor	Fees Waived and Reimbursed by the Manager
December 31, 2018	$11,569	$5,759	$112,640
December 31, 2019	$6,229	$2,991	$54,755
During the period ended June 30, 2016, the Fund did not make any repayments to the Adviser, Distributor or Manager for previously waived and reimbursed fees.
The Fund has a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries like GIAC as the sponsor insurance company that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the 6 months ended June 30, 2016, the Distributor waived $63 in sub-TA fees.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.
The Fund may have a concentration of investors holding a significant percentage of shares outstanding. Investment activities of these investors could have an impact on the Fund. At June 30, 2016, there was one investor owning greater than 50% of the Fund’s net assets.

June 30, 2016

5.   New Accounting Pronouncements
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Fund Expenses (unaudited)

Example
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 through June 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Investor Class	$1,000.00	$1,061.90	$7.69	1.50%
Institutional Class	$1,000.00	$1,017.40	$7.52	1.25%
Hypothetical (5% return before expenses)
Investor Class	$1,000.00	$1,064.40	$7.69	1.50%
Institutional Class	$1,000.00	$1,018.65	$7.52	1.25%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 8, 2016